EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

SOLELY FOR THE PURPOSES OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, I, THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER OF RIM HOLDINGS INC. (THE "COMPANY"), HEREBY CERTIFY, TO THE BEST OF MY KNOWLEDGE, THAT:

     o the Quarterly Report of the Company on Form 10-QSB for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated:  August 23, 2004


/s/ Lee Kam Man
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Lee Kam Man
Chief Executive Officer and
Acting Chief Financial Officer